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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                  DECEMBER 4, 2003
Date of Earliest Event Reported                                 December 4, 2003


                             COVEST BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-20160                                         36-3820609
(Commission File Number)                 (I.R.S. Employer Identification Number)



 749 LEE STREET, DES PLAINES, ILLINOIS                                     60016
(Address of principal executive offices)                              (Zip Code)



                                 (847) 294-6500
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         The Company issued a press release announcing the results of its special meeting of stockholders held on December 4, 2003. The press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Financial Statements of Business Acquired.

              None.

        (b)   Pro Forma Financial Information.

              None.

        (c)   Exhibits.

        99.1  Press Release, dated December 4, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



December 4, 2003                    COVEST BANCSHARES, INC.


                               By:  /s/ James L. Roberts
                                    -----------------------------------
                                    James L. Roberts
                                    President and Chief Executive Officer





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